A Leading Provider of Real Estate Capital To State-Licensed Cannabis Operators March 6, 2025

newlake.comOTCQX: NLCP 2 This presentation has been prepared by NewLake Capital Partners, Inc. (“we,” “us” or the “Company”) solely for informational purposes. This presentation and related discussion shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of securities. This presentation contains forward‐looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts, and are often indicated by words such as “anticipates,” “estimates,” “expects,” “intends,” “plans,” “believes,” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” “and “could.” Forward looking statements include, among others, statements relating to the Company’s future financial performance, business prospects and strategy, the use of proceeds from our initial public offering, future dividend payments, anticipated financial position, the Company’s acquisition pipeline, liquidity and capital needs and other similar matters. These statements are based on the Company’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. The Company’s actual results may differ materially from those expressed in, or implied by, the forward-looking statements. The Company is providing the information contained herein as of the date of this presentation. Except as required by applicable law, the Company does not plan to update or revise any statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. Safe Harbor Statement Use of Non-GAAP Financial Information Adjusted Funds From Operations (“AFFO”) and Funds From Operations (“FFO”) are supplemental non-GAAP financial measures used in the real estate industry to measure and compare the operating performance of real estate companies. A complete reconciliation containing adjustments from GAAP net income attributable to common stockholders and participating securities to AFFO and FFO are included in the appendix to this presentation.

newlake.comOTCQX: NLCP 3 Investment Highlights Experienced Team Experienced team with a strong track record investing in cannabis real estate and delivering returns for investors Growth-Oriented Focus Cannabis is positioned for sustained long-term growth and requires significant real estate capital for expansion. Scale and Early Mover Second largest owner of cannabis real estate in the U.S.(1), building relationships and knowledge since 2019 Exceptional Portfolio Quality portfolio has delivered consistent dividend growth, up 79% since IPO, with 13.4 year weighted average remaining lease term Financial Position Solid financial position provides significant flexibility: $432 million of assets, $8 million of debt outstanding on our $90 million credit facility and an 82% AFFO payout ratio Undervalued Compared to Peers At current valuation, NewLake is undervalued compared to REIT peers (1) Based on management estimates of third-party ownership.

newlake.comOTCQX: NLCP 4 By The Numbers(1) 100% Leased — All Triple-Net Leases Founded in 2019 — 2021 IPO ~$444 Million Deployed — Invested & Committed 83% AFFO 2024 Payout Ratio — Strong Dividend Coverage 33 Properties(2) — 12 States, 1.7 Million Square Feet >0.2x Debt to EBITDA — $82 Million Available Credit Facility 12.1% Wtd. Avg. Yield — 2.6% Annual Rent Escalations Note: (1) Data as of December 31, 2024 (2) Includes one property acquired in Q1 2025 1.4% Annualized G&A Ratio — Low General and Administrative Expenses 13.4 Years Remaining Lease Term — Weighted Average 79% Dividend Growth Since IPO — Q4 2024 vs. Q3 2021

newlake.comOTCQX: NLCP 5 Experienced Management Team Anthony Coniglio Chief Executive Officer & President, Director Lisa Meyer Chief Financial Officer, Treasurer & Secretary Jarrett Annenberg Senior Vice President & Head of Investments  Former CEO of Primary Capital Mortgage, a residential mortgage company  14 years at J.P. Morgan as an investment banker leading various businesses  Public company director  Former President & CFO of Western Asset Mortgage Capital Corporation, a NYSE- listed REIT  Extensive experience providing financial leadership to various public and private entities in the real estate industry  Co-Founder of a cannabis REIT leading its acquisition activities  10 years at CBRE in the Transactions and Advisory Services Group, one of the youngest SVPs in the U.S.

newlake.comOTCQX: NLCP 6 Experienced Board of Directors Gordon DuGan Chairman of the Board, Independent Director Alan Carr Independent Director Joyce Johnson Independent Director  Co-Founder and Chairman of the Board of Blackbrook Capital  Former Chairman of the Board of INDUS Realty Trust (Nasdaq: INDT)  Former CEO of Gramercy Property Trust, a NYSE-listed triple-net lease REIT  Former CEO of W.P. Carey & CO., a NYSE- listed triple-net lease REIT  Director on several boards in diverse industries including Unit Corporation and Cazoo Group Ltd.  Former Managing Director at Strategic Value Partners investing in various sectors in North America and Europe  Chairman of Pacific Gate Capital Management, LLC, an investment firm  Former Senior Managing Director and Partner of Relativity Capital, LLC and Managing Director of Cerberus Capital Management, L.P.  Director at Ayr Wellness  Experienced board member for 22 companies

newlake.comOTCQX: NLCP 7 Experienced Board of Directors Continued Peter Kadens Independent Director Peter Martay Independent Director David Weinstein Director  Co-Founder and former CEO of Green Thumb Industries, Inc., one of the leading public cannabis companies  Co-Founder and former CEO of SoCore Energy, one of the largest commercial solar companies in the U.S.  Former Director of KushCo Holdings, Inc. (OTCQX: KSHB) and Choice Consolidation Corp., a SPAC targeting cannabis businesses  CEO of Pangea Properties, a private apartment REIT that owned more than 13,000 apartments and completed over $500 million in short term bridge loans on numerous property types across the U.S.  Former banker at Bernstein Global Wealth Management, Glencoe Capital and Deutsche Bank  CEO of NewLake from August 2020 – July 2022, Director Since 2019  Former CEO of MPG Office Trust, a NYSE-listed office REIT  10 years at Goldman Sachs as a real estate investment banker and investor  10 years at Belvedere Capital, a real estate investment firm Dina Rollman Independent Director  CEO of StrainBrain, an AI-powered technology company revolutionizing cannabis shopping experiences through personalized product recommendations  Co-Founder and former SVP of Government Affairs at Green Thumb Industries, Inc., one of the leading public cannabis companies

NewLake is Focused on a Growing Industry

Demand for Real Estate Capital Positions NewLake for Continued Growth

Adult-Use & Medical Markets



- Fully Legal
- Fully Legal – Adult-use, sales not yet available
- Medical Legal
- Medical Legal – sales not yet available
- Limited Medical & Low-THC Hemp Derived Oil

*NE voters approved medical cannabis; program regulations still in process

Cannabis Industry Near-Term CAGR


Billions
Projected 7.2% CAGR
$26.4
$29.5
$31.4
$44.4
2022
2023
2024
2029

Source: BDSA

State-Level Growth Catalysts

- New states issuing medical cannabis licenses (i.e. KY and NE)
- Limited medical states expanding programs (i.e. TX and GA)
- Strong medical markets transitioning to adult use (i.e. PA and FL)
- Adult use states with sales not yet available (i.e. VA and MN)
- Continued growth in currently undersupplied adult use markets (i.e. NY, NJ, OH, and CT)

NewLake OTCQX: NLCP
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newlake.comOTCQX: NLCP 9 Continued Acceptance of Cannabis Nationally Americans Increasingly Embrace the Use of Cannabis • 92% of the U.S. population (309 million people) reside in Medical Markets(1,2) • 52% of the U.S. population (176 million people) reside in Adult-Use Markets(2) • 88% of U.S. adults support Adult-Use and/or Medical Cannabis(3) • 140% growth in Americans consuming cannabis in past 10 years(4) • 54% of American adults believe alcohol is more harmful than cannabis(4) Note: population counts based on United States Census Bureau 2023 counts 1) Includes limited medical markets. 2) Includes markets with sales not yet available. 3) Pew Research most recent survey. 4) Source: Monmouth University poll. Changes in Self-Reported Cannabis Use in the U.S. Source: Wiley Library – Society for the Study of Addiction. Note: DND refers to “daily or near-daily users”.

newlake.comOTCQX: NLCP 10 Industry Catalysts at Federal Level Legislative SAFER Banking Act, supported by President Trump, creates easier banking access for operators. STATES Act, supported by President Trump, decriminalizes cannabis and allows States to decide. Administrative DEA has proposed to reschedule cannabis from Schedule 1 to Schedule 3. President Trump stated support for Schedule 3, Adult Use and legislation focused on industry reform. Legal Federal Circuit Courts rule restrictions on gun rights for state-legal cannabis consumers unconstitutional. Lawsuit filed by operators led by David Boies argues states have right to regulate their own economies without federal oversight. Catalysts for reform are present across all three branches of Government

newlake.comOTCQX: NLCP 11 Portfolio Overview Early Mover Advantage Created Diverse National Platform • 12 states • 1.7M square feet • Primarily limited-license jurisdictions • 100% leased Note: Data as of December 31, 2024 based on current annualized base rent. Curaleaf 22.8% Cresco 12.9% Trulieve 11.0%Cannabist 8.2% C3 7.5% Calypso 7.1% Acreage 6.6% Mint 5.9% Ayr 5.8% Revolutionary Clinics 5.7% CODES 4.8% PharmaCann 1.2% Greenlight 0.5% Tenant/Borrower Composition * *Previously Organic Remedies

NewLake's Underwriting Approach

In-Depth Industry Knowledge and Proven Underwriting Approach Mitigates Portfolio Risk

Tenant Quality

Strong financial profiles

Experienced management teams

Ability to raise capital



67% Public
33% Private
87% MSO(3)
13% SSO
93% Vertically Integrated in the State

Cannabis Market

Emphasis on limited-license jurisdictions

Better operating environment for tenant

More value created for real estate



Est. # of Cultivation Licenses Operating[1]
1,682
1,200
129
60
33
21
20
OR
WA
MA
MO
PA
IL
FL

Real Estate

Strong property level cashflows

Above market four-wall coverage

Most properties in/near major metropolitan areas



Estimated Four-Wall[2] Coverage
4.9x
4.0x
3.5x
3.3x
2.9x
2.6x
FCPT
NLCP
EPRT
BNL
O
GTY

Note: Data as of December 31, 2024. Data based on current rent.

[1] Cultivation licenses sourced from state reporting and management estimates.

[2] NewLake Four Wall coverage is calculated as property-level EBITDA+rent divided by rent. Estimates based on actual Q3 2024 property level financial information, when available, and management estimates based on Tenant reporting. Comparable REIT data based on Essential Properties Trust March 2025 Investor Presentation.

[3] includes one cultivation property owned by a single state entity but managed by an MSO

NewLake OTCQX: NLCP newlake.com 12

newlake.comOTCQX: NLCP 13 Deal Structure & Risk Management Deal Structure • 100% triple net leases • 15-20 year lease terms • Parent company guarantees • Annual escalations • Security deposits • Cross-collateralization and cross-securitization • Ability to substitute to better performing assets • Strategic divestiture of underutilized assets • Third-party construction review Financial Reporting Portfolio Management • All leases require quarterly facility level reporting • Review quarterly financials and annual audited financials • Regular operational update calls with tenants Deal Structure and Active Portfolio Management Proactively Addresses Portfolio Concerns

Tenant Composition by Annualized Base Rent

Tenant	Annualized Base Rent (%)	SF	# of Leases	Q3 2024[1]		Tenant Information
				Revenue	Adj. EBITDA[2]	MSO / SSO
Curaleaf	22.8%	462,980	10	$342	$73	MSO
Cresco Labs	12.9%	222,455	1	$184	$54	MSO
Trulieve	11.0%	144,602	1	$303	$107	MSO
The Cannabist Company	8.2%	83,188	5	$125	$18	MSO
C3 Industries	7.5%	153,006	2	Private Co	Private Co	MSO
Calypso	7.1%	99,200	1	Private Co	Private Co	SSO
Acreage (Canopy USA)	6.6%	71,877	3	Private Co	Private Co	MSO
Mint	5.9%	100,758	1	Private Co	Private Co	MSO
Ayr Wellness	5.8%	94,567	2	$117	$26	MSO
Revolutionary Clinics	5.7%	145,852	1	Private Co	Private Co	SSO
CODES[4]	4.8%	81,808	1	Private Co	Private Co	MSO
PharmaCann	1.2 %	18,332	3	Private Co	Private Co	MSO
Greenlight	0.5%	7,592	1	Private Co	Private Co	MSO

Note: NewLake data is as of December 31, 2024, unless otherwise noted

1) U.S dollars in millions, based on each company's public securities filings and earnings release, available at www.sec.gov or www.sedar.com
2) Adjusted EBITDA is a non-GAAP financial measure utilized in the industry. For definitions and reconciliations of Adjusted EBITDA to net income, see each company's public securities filings
3) U.S. dollars in millions, per Bloomberg as of 3/3/25
4) Single state entity managed by an MSO; previously Organic Remedies

NewLake OTCQX: NLCP

newlake.com 14

newlake.comOTCQX: NLCP 15 Portfolio Composition by State State Annualized Base Rent (%) Square Feet # of Properties Cultivation Dispensary Total Cultivation Dispensary Pennsylvania 25.2% 312,421 8,949 321,370 4 3 Florida 18.5% 417,350 - 417,350 1 - Illinois 17.6% 255,257 21,927 277,184 2 5 Massachusetts 13.2% 223,122 15,406 238,528 3 2 Missouri 11.8% 176,378 - 176,378 2 - Arizona 5.8% 100,758 - 100,758 1 - Nevada 2.7% 56,536 - 56,536 1 - Connecticut 2.2% 58,436 14,053 72,489 1 2 Ohio 1.1% - 10,935 10,935 - 2 California 1.0% - 2,470 2,470 - 1 Arkansas 0.4% - 7,592 7,592 - 1 North Dakota 0.4% - 4,590 4,590 - 1 Note: NewLake data is as of December 31, 2024

newlake.comOTCQX: NLCP 16 Financial Overview Stockholders’ Equity $397 Million Invested & Committed Capital $444 Million Cash $20 Million Debt $8 Million Market Capitalization1 $327 Million Stock Price1 $15.95 Dividend Yield2 10.8% Common Shares Outstanding 20,514,583 Book Value per share $19.34 4Q24 Annualized Dividend3 $1.72 Target AFFO Payout Ratio 80% - 90% 4Q24 Revenue Annualized4 $50.1 Million G&A Expense Ratio Annualized5 1.4% Key Data Dividend Growth per Share Note: Data is as of December 31, 2024, unless otherwise noted 1 Based on the March 4, 2025, closing price. 2 Calculated as Q4 2024 annualized dividend divided by the March 4, 2025, closing stock price. 3 Annualized based on Q4 2024 dividend of $0.43 per common share, declared on December 12, 2024. 4 Annualized revenue is calculated using actual revenue for the three months ended December 31, 2024. 5 Calculated using annualized General and Administrative Expense, excluding stock-based compensation, for the three months ending December 31, 2024, over Total Assets as of December 31, 2024. $0.43 $0.43 $0.43 $0.41 $0.40 $0.39 $0.39 $0.39 $0.39 $0.37 $0.35 $0.33 $0.31 4Q24 3Q24 2Q24 1Q24 4Q23 3Q23 2Q23 1Q23 4Q22 3Q22 2Q22 1Q22 4Q21

newlake.comOTCQX: NLCP 17 1.9% 15.9% 76.4% 45.2% NLCP IIPR Non-Cannabis REIT Peers Cannabis Mortgage REIT Peers Q4 Debt / Equity Undervalued vs. REIT Peers 1) Calculated using the March 4, 2025 closing stock price divided by Q4 annualized AFFO 2) Calculated as Q4 2024 annualized dividend divided by the March 4, 2025 closing stock price 3) Average of NNN, PSTL, VICI, FCPT, NTST, EPRT 4) Average of REFI and AFCG, utilizing distributable earnings in place of AFFO; utilizing Q3 distributable earnings to calculate AFFO multiple; debt/equity as of 9/30/24 (3) (3) (3) (3) (4) (4) (4) (4) 7.7x 8.0x 13.8x 6.6x NLCP IIPR Non-Cannabis REIT Peers Cannabis Mortgage REIT Peers AFFO Multiple(1) 0.8x 1.1x 1.5x 1.0x NLCP IIPR Non-Cannabis REIT Peers Cannabis Mortgage REIT Peers Price to Book as of 3/4/25 10.8% 10.7% 5.4% 13.7% NLCP IIPR Non-Cannabis REIT Peers Cannabis Mortgage REIT Peers Dividend Yield as of 3/4/25(2)

newlake.comOTCQX: NLCP 18 Investment Highlights Experienced Team Experienced team with a strong track record investing in cannabis real estate and delivering returns for investors Growth-Oriented Focus Cannabis is positioned for sustained long-term growth and requires significant real estate capital for expansion. Scale and Early Mover Second largest owner of cannabis real estate in the U.S.(1), building relationships and knowledge since 2019 Exceptional Portfolio Quality portfolio has delivered consistent dividend growth, up 79% since IPO, with 13.4 year weighted average remaining lease term Financial Position Solid financial position provides significant flexibility: $432 million of assets, $8 million of debt outstanding on our $90 million credit facility and an 83% AFFO payout ratio Undervalued Compared to Peers At current valuation, NewLake is undervalued compared to REIT peers (1) Based on management estimates of third-party ownership.

newlake.comOTCQX: NLCP 19 How to Buy Our Stock E-Trade ----------------------------------------------- 800.387.2331 Charles Schwab ------------------------------------ 866.855.9102 Interactive Brokers --------------------------------- 877.442.2757 StoneX ------------------------------------------------ www.stonex.com Roth Capital ----------------------------------------- 800.678.9147 ATB ---------------------------------------------------- atbcm.atb.com BTIG --------------------------------------------------- www.btig.com Jones Trading --------------------------------------- 800.203.6611 Fidelity ------------------------------------------------ 800.972.2155 Ameriprise-------------------------------------------- 800.862.7919 Wells Fargo Advisors------------------------------ 877.573.7997 You can buy NewLake Capital share on the US OTC Markets under the ticker symbol NLCP with the brokers listed below. Note: Brokers are based on the Company's most recent knowledge. Broker policies may change without notice.

Supplemental Information

Quarterly Performance Summary

(In thousands, except share amounts)	2024				2023			
	Q4 2024	Q3 2024	Q2 2024	1Q 2024	4Q 2023	3Q 2023	2Q 2023	1Q 2023
Total Revenue	$12,514	$12,554	$12,455	$12,608	$13,021	$11,491	$11,376	$11,416
General and Administrative Expense(1)	$1,482	$1,628	$1,424	$1,705	$1,436	$1,561	$1,648	$1,705
General and Administrative Expense(1)/Total Revenues	11.8%	13.0%	11.4%	13.5%	11.0%	13.6%	14.5%	14.9%
General and Administrative Expense(1)/Total assets	1.4%	1.5%	1.3%	1.6%	1.3%	1.4%	1.5%	1.5%
Net Income Attributable to Common Stockholders	$6,029	$6,422	$6,796	$6,869	$6,962	$5,958	$5,797	$5,868
Net Income Attributable to Common Stockholders Per Share - Diluted	$0.29	$0.31	$0.33	$0.33	$0.34	$0.28	$0.27	$0.27
Funds From Operations("FFO") attributable to Common Stockholders - Diluted	$9,992	$10,260	$10,540	$10,558	$10,656	$9,634	$9,466	$9,531
FFO Attributable to Common Stockholders - Diluted	$0.47	$049	$0.50	$0.50	$0.51	$0.45	$0.44	$0.44
Adjusted Funds From Operations ("AFFO") - Diluted	$10,949	$10,763	$11,019	$10,960	$10,751	$10,084	$9,912	$9,907
AFFO Attributable to Common Stockholders - Diluted	0.52	$0.51	$0.53	$0.52	$0.51	$0.47	$0.46	$0.46
Percentage of Portfolio Leased	100%	100%	100%	100%	100%	100%	100%	100%
Payout Ratio	83%	84%	82%	79%	78%	83%	85%	85%


Revenue
$11,416
$11,376
$11,491
$13,021
$12,608
$12,455
$12,554
$12,514
1Q'23
2Q'23
3Q'23
4Q,23
1Q'24
Q2'24
Q3'24'
Q4'24'


FFO
$0.44
$0.44
$0.45
$0.51
$0.50
$0.50
$0.49
$0.47
1Q'23
2Q'23
3Q'23
4Q,23
1Q'24
Q2'24
Q3'24'
Q4'24'


AFFO
$0.46
$0.46
$0.47
$0.51
$0.52
$0.53
$0.51
$0.52
1Q'23
2Q'23
3Q'23
4Q'23
1Q'24
Q2'24
Q3'24
Q4'24

(1) General and administrative expenses excludes equity-based compensation

NewLake OTCQX: NLCP
newlake.com 21

newlake.comOTCQX: NLCP 22 Balance Sheet (In thousands, except share amounts) December 31, 2024 December 31, 2023 Assets: Real Estate Land $22,891 $21,397 Building and Improvements 408,552 390,911 Total Real Estate 431,443 412,308 Less Accumulated Depreciation (44,709) (31,999) Net Real Estate 386,734 380,309 Cash and Cash Equivalents 20,213 25,843 In-Place Lease Intangible Assets, net 17,794 19,779 Loan Receivable, net (Current Expected Credit Loss of $116 and $167, respectively) 4,884 4,833 Other Assets 1,911 2,528 Total Assets $431,536 $433,292 Liabilities and Equity: Liabilities: Accounts Payable and Accrued Expenses $1,515 $1,117 Revolving Credit Facility 7,600 1,000 Loan Payable, net - 1,000 Dividends and Distributions Payable 9,246 8,385 Security Deposits 8,117 8,616 Rent Received in Advance 684 990 Other Liabilities 402 227 Total Liabilities 27,564 21,335 Commitments and Contingencies Equity: Preferred Stock, $0.01 Par Value, 100,000,000 Shares Authorized, 0 and 0 Shares Issued and Outstanding, Respectively - - Common Stock, $0.01 Par Value, 400,000,000 Shares Authorized, 20,514,583 and 20,503,520 Shares Issued and Outstanding, Respectively 205 205 Additional Paid-In Capital 446,627 445,289 Accumulated Deficit (50,067) (40,909) Total Stockholders' Equity 396,765 404,585 Noncontrolling Interests 7,207 7,372 Total Equity 403,972 411,957 Total Liabilities and Equity 431,536 $433,292

newlake.comOTCQX: NLCP 23 Statement of Operations For the Three Months Ended December 31, For the Twelve Months Ended December 31, (In thousands, except share amounts) 2024 2023 2024 2023 Revenue: Rental Income $12,270 $12,704 $48,926 $46,341 Interest Income from Loans 134 131 533 521 Fees and Reimbursables 110 186 672 442 Total Revenue 12,514 13,021 50,131 47,304 Expenses: Property Expenses 60 429 239 657 Depreciation and Amortization Expense 3,792 3,568 14,713 14,266 General and Administrative Expenses: Compensation Expense 1,120 1,027 4,675 4,477 Professional Fees 387 376 1,506 1,361 Other General and Administrative Expenses 427 412 1,733 1,721 Total General and Administrative Expenses 1,934 1,815 7,914 7,559 Total Expenses 5,786 5,812 22,866 22,482 Provision for Current Expected Credit Loss 13 (167) 51 (167) Impairment Loss on Warrants (522) - (522) - Income From Operations 6,219 7,042 26,794 24,655 Other Income 92 141 354 747 Interest Expense (177) (95) (565) (379) Total Other Income (Expense) (85) 46 (211) 368 Net Income 6,134 7,088 26,583 25,023 Net Income Attributable to Noncontrolling Interests (105) (126) (468) (438) Net Income Attributable to Common Stockholders $6,029 $6,962 $26,115 $24,585 Net Income Attributable to Common Stockholders Per Share - Basic $0.29 $0.34 $1.27 $1.16 Net Income Attributable to Common Stockholders Per Share - Diluted $0.29 $0.34 $1.27 $1.16 Weighted Average Shares of Common Stock Outstanding – Basic 20,580,337 20,691,155 20,564,179 21,169,010 Weighted Average Shares of Common Stock Outstanding - Diluted 20,984,471 21,080,913 20,963,532 21,548,976

newlake.comOTCQX: NLCP 24 Non-GAAP Financial Information For the Three Months Ended December 31, For the Year Ended December 31, (In thousands, except share amounts) 2024 2023 2024 2023 Net Income Attributable to Common Stockholders $6,029 $6,962 $26,115 $24,585 Net Income Attributable to Noncontrolling Interests 105 126 468 438 Net Income attributable to common stockholders - diluted 6,134 7,088 26,586 25,023 Adjustments: Real Estate Depreciation and Amortization 3,788 3,568 14,695 14,266 FFO Attributable to Common Stockholders – diluted 9,922 10,656 41,278 39,289 Loss on Warrants 522 - 522 - Non-Cash Rental Income - Other - (522) - (522) Provision for Current Expected Credit Loss (13) 167 (51) 167 Stock-Based Compensation 452 379 1,674 1,439 Non-Cash Interest Expense 67 71 269 282 Amortization of Straight-Line Rent Expense (1) - (3) (1) AFFO Attributable to Common Stockholders - diluted $10,949 $10,751 $43,689 $40,654 FFO per share – diluted $0.47 $0.51 $1.97 $1.82 AFFO per share – diluted $0.52 $0.51 $2.08 $1.89 The table below is a reconciliation of net income attributable to common stockholders to FFO and AFFO for the three and twelve months ended December 31, 2024, and 2023 (in thousands, except share and per share amounts)

newlake.comOTCQX: NLCP 25 Capital Commitments As of September 30, 2023(1) Tenant Location Site Type Amount C3 Connecticut Cultivation $11,043 Total $11,043 (1) $’s in thousands

newlake.comOTCQX: NLCP 26 Lease Expiration Schedule 1.7% 0.8% 3.4% 1.2% 92.9% 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 Thereafter Less than 5% of leases expiring in the next 10 years Year # of Leases Rentable SF Annualized Base Rent SF % ABR % 2024 - - - - - 2025 - - - - - 2026 - - - - - 2027 - - - - - 2028 - - - - - 2029 3 11 0.7% $869 1.7% 2030 - - - - - 2031 2 15 0.9% $405 0.8% 2032 8 44 2.6% $1,725 3.4% 2033 2 10 0.6% $584 1.2% Thereafter 17 1,607 95.3% $46,927 92.9% Total 32 1,686 100.0% $50,510 100.0%

Cultivation Property List

Tenant	State	City	Date Acquired	% Leased	Square Feet		Invested / Committed Capital $			
					In Place	Under Development	Invested	Committed	Total $	Total $ PSF
Acreage	Massachusetts	Sterling	10/31/2019	100%	38,380		$9,787,999	-	$9,787,999	$255
Acreage	Pennsylvania	Sinking Springs	10/31/2019	100%	30,625		$10,158,372	-	$10,158,372	$332
Ayr Wellness	Pennsylvania	Pottsville	6/30/2022	100%	38,031		$15,278,586	-	$15,278,586	$402
Ayr Wellness	Nevada	Sparks	6/30/2022	100%	56,536		$13,578,804	-	$13,578,804	$240
C3 Industries	Connecticut	East Hartford	5/8/2024	100%	-	58,436	$4,973,093	$11,043,442	$16,016,536	$274
C3 Industries	Missouri	O'Fallon	4/1/2022	100%	94,570		$34,000,000	-	$34,000,000	$360
Calypso	Pennsylvania	Erie	11/1/2021	100%	99,200		$32,013,378	-	$32,013,378	$323
The Cannabist Company	Illinois	Aurora	12/23/2019	100%	32,802		$11,469,139	-	$11,469,139	$350
The Cannabist Company	Massachusetts	Lowell	12/23/2019	100%	38,890		$14,777,302	-	$14,777,302	$380
Cresco Labs	Illinois	Lincoln	12/31/2019	100%	222,455		$50,677,821	-	$50,677,821	$228
Curaleaf	Florida	Mt. Dora	8/31/2021	100%	417,350		$75,983,217	-	$75,983,217	$182
CODES*	Missouri	Chaffee	12/20/2021	100%	81,808		$21,132,965		$21,132,965	$258
Mint	Arizona	Phoenix	3/30/2021	100%	100,758		$21,815,268	-	$21,815,268	$209
Revolutionary Clinics	Massachusetts	Fitchburg	6/30/2021	100%	145,852		$42,275,000	-	$42,275,000	$290
Trulieve	Pennsylvania	Mckeesport	10/31/2019	100%	144,602		$41,500,000	-	$41,500,000	$287

*Previously Organic Remedies

NewLake OTCQX: NLCP

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Dispensary Property List

Tenant	State	City	Date Acquired	% Leased	Square Feet	Invested / Committed Capital $	
						Total Invested	Total $ PSF
Acreage	Connecticut	Uncasville	10/31/2019	100%	2,872	$925,751	$322
The Cannabist Company	Illinois	Chicago	12/23/2019	100%	4,736	$1,127,931	$238
The Cannabist Company	Massachusetts	Greenfield	12/23/2019	100%	4,290	$2,108,951	$492
The Cannabist Company	California	San Diego	12/23/2019	100%	2,470	$4,581,419	$1,855
Curaleaf	Illinois	Chicago	1/31/2021	100%	5,040	$3,152,185	$625
Curaleaf	North Dakota	Minot	1/31/2021	100%	4,590	$2,011,530	$438
Curaleaf	Connecticut	Groton	2/28/2020	100%	11,181	$2,773,755	$248
Curaleaf	Pennsylvania	King of Prussia	1/31/2020	100%	1,968	$1,752,788	$891
Curaleaf	Illinois	Litchfield	1/31/2020	100%	1,851	$540,700	$292
Curaleaf	Illinois	Mokena	1/31/2020	100%	4,200	$963,811	$229
Curaleaf	Illinois	Morris	1/31/2020	100%	6,100	$1,567,005	$257
Curaleaf	Ohio	Newark	2/28/2020	100%	7,200	$3,207,606	$446
Curaleaf	Pennsylvania	Morton	2/28/2020	100%	3,500	$2,111,999	$603
Greenlight	Arkansas	Little Rock	1/31/2020	100%	7,592	$1,964,801	$259
PharmaCann	Pennsylvania	Shamokin	2/28/2020	100%	3,481	$1,200,000	$345
PharmaCann	Massachusetts	Shrewsbury	2/28/2020	100%	11,116	$1,900,000	$171
PharmaCann	Ohio	Wapakoneta	11/4/2022	100%	3,735	$1,550,000	$415

NewLake OTCQX: NLCP
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Thank You Company Contact: Lisa Meyer CFO, Treasurer and Secretary Lmeyer@newlake.com Investor Relations Contact: Valter Pinto / Jack Perkins KCSA Strategic Communications NewLake@KCSA.com (212) 896-1254